Execution Version 1 PLEDGE AND SECURITY AGREEMENT THIS PLEDGE AND SECURITY AGREEMENT (this “Security Agreement”), dated as of July 14, 2025 and deemed effective as of June 26, 2025 (the “Effective Date”), by SOR PORT HOLDINGS, LLC, a Maryland limited liability company ("Pledgor”), with a notice address of 3200 Park Center Drive, Suite 800, Costa Mesa, California 92626, Attention: Ryan Schluttenhofer, in favor of PACIFIC OAK CAPITAL ADVISORS, LLC, a Delaware limited liability company (“Secured Party”), with a notice address of 3200 Park Center Drive, Suite 800, Costa Mesa, California 92626, Attention: Keith D. Hall & Peter McMillan III. R E C I T A L S WHEREAS, on February 26, 2025 (the “Loan Origination Date”), Secured Party made a loan in the original amount of EIGHT MILLION AND NO/100 DOLLARS ($8,000,000.00) (the “Initial Loan”) to Pacific Oak Strategic Opportunity Limited Partnership, a Delaware limited partnership (“Borrower”), pursuant to that certain Loan Agreement dated as of the Loan Origination Date (the “Original Loan Agreement”), subject to the terms and conditions of that certain Promissory Note dated as of the Loan Origination Date, as executed by Borrower and payable to the order of Secured Party (the “Original Note,” and together with the Original Loan Agreement, collectively, the “Original Loan Documents”); WHEREAS, on June 26, 2025 (the “Loan Increase Date”), Secured Party made an additional loan in the original amount of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) (the “Loan Increase”) to Borrower as evidenced by that certain Promissory Note dated as of the Loan Modification Date, as executed by Borrower and payable to the order of the Secured Party (the “Additional Note”). WHEREAS, the Original Loan Documents and the Additional Note are being amended and restated (to, among other things, decrease the interest rate and extend the Maturity Date of the Initial Loan, to fully document the Loan Increase and combine the Loan Increase with the Initial Loan, and to provide collateral for the combined loan as evidenced by this Security Agreement) pursuant to the terms of that certain Amended and Restated Promissory Note dated as of the Effective Date (the “Note”), by Borrower and payable to the order of Secured Party and that certain Amended and Restated Loan Agreement dated as of the Effective Date (the “Loan Agreement,” and together with the Note, collectively, the “Loan Documents”), between Borrower and Secured Party, to evidence and secure the combined loan from Secured Party to Borrower in the original aggregate amount of TEN MILLION AND NO/100ths DOLLARS ($10,000,000.00) (the “Loan”); WHEREAS, in order to induce Secured Party to execute and deliver the Additional Note and the Loan Documents, Pledgor has agreed to enter into and deliver to Secured Party this Security Agreement as security for the full and prompt payment by Borrower of all Indebtedness (hereinafter defined) and the prompt performance by Exhibit 10.3 2 Borrower and Issuer of each and every covenant, agreement and undertaking of Borrower and Issuer made in the Loan Documents; WHEREAS, Pledgor is an indirect 99.9% owned subsidiary of Borrower and has received a benefit from the Loan being made by Secured Party to Borrower pursuant to the Loan Documents, and such benefit constitutes good and valuable consideration for Pledgor’s execution and delivery of this Security Agreement to Secured Party; and WHEREAS, all capitalized terms used but not defined in this Security Agreement shall have the meaning ascribed to such capitalized terms in the Loan Agreement. ARTICLE 1 Grant of Security Interest 1.1 In consideration of Secured Party agreeing to amend Original Loan Documents, to fund the Loan Increase and enter the Loan Documents and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Pledgor hereby grants to Secured Party a security interest in and to the collateral defined below (the “Collateral”): All of Pledgor’s rights, titles and interests in and to 3,000,000 shares of the common stock as more particularly described on Schedule 1 attached hereto (the “Pledged Equity Interests”) held by and owned by Pledgor in and to Pacific Oak Residential Trust, Inc., a Maryland real estate investment trust (“Issuer” or “PORT”), together with all rights, titles, interests, benefits, privileges, claims and demands accruing or appurtenant thereto or associated therewith, including, without limitation: (i) all of Pledgor’s voting rights, managerial rights, rights to return of capital and distributions of profit, cash, property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the Pledged Equity Interests (collectively, the “Proceeds”); (ii) all additional rights to purchase membership interest in Issuer from time to time acquired by Pledgor in any manner; and (iii) whatever is received or receivable when any Collateral or Proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary. ARTICLE 2 Secured Indebtedness 2.1 This Security Agreement is made to secure and enforce the full and prompt payment and performance of the Note and all other obligations and indebtedness evidenced by the Loan Documents. 2.2 The payment and performance obligations referred to in Section 2.1 hereof are hereinafter collectively referred to as the “Indebtedness”, which term is used herein in its most comprehensive sense and includes, without limitation, any and all advances, debts, obligations or liabilities of Borrower to Secured Party with respect to the Loan pursuant to the Note or the Loan Documents, whether now or hereafter made, 3 incurred or created, due or not due, absolute or contingent, liquidated or not liquidated, determined or undetermined, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable. ARTICLE 3 Continuing Agreement; Revocation; Obligation Under Other Agreements 3.1 This Security Agreement is continuing and all rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of Borrower to Secured Party in connection with the Loan Agreement, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time restate the Indebtedness and, notwithstanding the dissolution, liquidation or bankruptcy of Borrower, Issuer and/or Pledgor or any other event or proceeding affecting Borrower, Issuer and/or Pledgor. 3.2 The obligations of Pledgor hereunder shall be in addition to any obligations of Pledgor under any other grants or pledges of security for any liabilities or obligations of Borrower or any other Person heretofore or hereafter given to Secured Party in respect of the Loan unless said other grants or pledges of security are modified or revoked in writing and this Security Agreement shall not, unless herein provided, affect or invalidate any such other grants or pledges of security. ARTICLE 4 Acknowledgments; Waiver of Statute of Limitations; Reinstatement of Liability 4.1 In the event of any Event of Default under this Security Agreement, Pledgor acknowledges that a separate action or actions may be brought and prosecuted against Pledgor whether action is brought against any other Person (including, without limitation, Borrower, Issuer or any other pledgor of security or collateral for the Loan) or whether any other Person is joined in any such action or actions. Pledgor further acknowledges that there are no conditions precedent to the effectiveness of this Security Agreement, and that this Security Agreement is in full force and effect and is binding on Pledgor as of the Effective Date, regardless of whether Secured Party obtains additional collateral or any guaranties from others or takes any other action. 4.2 Pledgor waives the benefit of any statute of limitations affecting Pledgor’s liability hereunder or the enforcement thereof and Pledgor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Pledgor’s liability hereunder. 4.3 The liability of Pledgor hereunder shall be reinstated and revived and the rights of Secured Party shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness secured hereby is rescinded or must be otherwise restored by Secured Party, whether as a result of any proceedings in bankruptcy, insolvency, reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or 4 restored shall be made by Secured Party, in its sole and absolute discretion; provided, however, that if Secured Party elects to contest any such matter at the request of Pledgor, Pledgor agrees to indemnify and hold Secured Party harmless from and against all out-of-pocket costs and expenses, including reasonable attorneys’ fees, expended or incurred by Secured Party in connection therewith, including, without limitation, in any litigation with respect thereto, except for any costs and expenses resulting from Secured Party’s gross negligence, fraud or willful misconduct. ARTICLE 5 Representations and Warranties To induce Secured Party to enter into this Security Agreement, Pledgor represents and warrants to Secured Party as of the Effective Date as follows: 5.1 Pledgor is an indirect 99.9% owned subsidiary of Borrower and has received and shall receive a direct or indirect benefit from the Initial Loan and the Loan Increase and from the amendment and restatement of the Original Loan Documents and the Additional Note (including, without limitation, the reduction of the interest rate and the extension of the Maturity Date of the Initial Loan) pursuant to the Loan Agreement, and such direct or indirect benefit constitutes good and valuable consideration for Pledgor’s execution and delivery of this Security Agreement to Secured Party and its agreement to be bound by the provisions hereof. 5.2 Pledgor, and if it so chooses, its counsel, has/have reviewed this Security Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Security Agreement. 5.3 Pledgor fully, forever and unconditionally waives each and every defense of any nature whatsoever as to the validity or enforceability of this Security Agreement or any part thereof. 5.4 The Collateral is not subject to adverse claim, set-off, counterclaim, default, defense, allowance or adjustment of any kind or character or to objection or complaint by any account pledgor concerning liability on any such account. 5.5 Pledgor is the sole owner of all of the Collateral and has good title thereto, free and clear of all claims, mortgages, pledges, liens and security interests except the security interest evidenced by this Security Agreement. Pledgor has good right and authority to grant the security interest in the Collateral created hereby. The execution and delivery of this Security Agreement by Pledgor will not result in a breach or default under any term or provision of any indenture, contract, agreement or instrument to which Pledgor is bound. 5.6 There is no financing statement covering the Collateral on file in any public office other than any financing statement given to secure Pledgor’s obligations under this Security Agreement.

5 5.7 The location of Pledgor’s chief executive office and principal place of business is 3200 Park Center Drive, Suite 800, Costa Mesa, California 92626. 5.8 This Security Agreement constitutes the legal, valid and binding obligations of Pledgor, enforceable in accordance with its terms, subject, however, to applicable bankruptcy, insolvency or other laws affecting enforceability of creditors’ rights generally. 5.9 Pledgor owns 20,663,209 shares of common stock in PORT, which constitutes one hundred percent (100%) of the issued and outstanding common stock of Issuer. The only other stock, units or equity interests in PORT are 125 preferred shares issued to third-parties in connection with PORT’s election to be taxed as a real estate investment trust. 5.10 The Pledged Equity Interests are not certificated. 5.11 Specifically with respect to the Collateral and to Pledgor’s knowledge, all Persons appearing to be obligated thereon have authority and capacity to contract and are bound as they appear to be and the same comply with applicable laws concerning form, content and manner of preparation and execution. ARTICLE 6 Covenants So long as the Indebtedness secured hereby, or any part thereof, remains unpaid, Pledgor covenants and agrees with Secured Party as follows: 6.1 Except for the pledge and security interest granted herein, Pledgor shall not (and shall not permit or allow the Issuer to), without the prior written consent of Secured Party: (a) sell, assign, pledge, lien or mortgage the Collateral or otherwise encumber the Collateral, or any interest therein; or (b) redeem, cancel, forfeit, rescind, split, assign, amend, alter, change, substitute, replace or modify the Collateral. Additionally, Pledgor shall keep (and shall cause the Issuer to keep) the Collateral free from unpaid charges, including taxes, and from liens, encumbrances and security interests other than that of the Secured Party and will warrant and defend the Collateral against the claims and demands of all other Persons. 6.2 If any legal proceedings are instituted against Pledgor or the Issuer with respect any rights, titles, liens or interests created or evidenced hereby with respect to the Collateral, Pledgor will give prompt written notice thereof to Secured Party and, at Pledgor’s own cost and expense, will diligently endeavor to cure any material defect claimed and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the settlement, release or discharge of all adverse claims and, in the event of default by Pledgor in any material respect in the performance of any of the foregoing, Secured Party (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps 6 as in its commercially reasonable judgment and sole and absolute discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Security Agreement, including, but not limited to, the employment of outside counsel (but only a single law firm), the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Collateral, the removal of prior liens or security interests and all out-of-pocket expenses so incurred of every kind and character, subject to reasonable attorneys’ fees, shall be demand obligations owing by Pledgor and shall bear interest at the Interest Rate under the Loan Agreement (or at the Default Rate under the Loan Agreement upon the occurrence and during the continuance of an Event of Default (as defined below)) from the date ten that is (10) business days after written demand for reimbursement of such expenditure until paid and shall be secured by the security interest evidenced by this Security Agreement and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment. 6.3 Pledgor will keep (and will cause Issuer to keep) accurate books and records of the Collateral and will permit all such books and records to be inspected by Secured Party and its duly accredited representatives at all times during business hours. 6.4 Pledgor will (and will cause Issuer to), on the request of Secured Party: (a) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further security agreements, financing statements and continuation statements) and do such further acts as are reasonably necessary to carry out the purposes of this Security Agreement and the Loan Documents and to subject to the security interests hereof any property intended by the terms of this Security Agreement or the Loan Documents to be covered hereby; and (b) execute, acknowledge, deliver, procure and file and/or record any documents or instruments reasonably necessary to protect the security interest herein granted against the rights or interests of third Persons and Pledgor will pay all reasonable out-of-pocket costs connection with any of the foregoing. 6.5 Pledgor shall pay all reasonable recording fees, attorney’s fees and all other out-of-pocket costs and expenses incurred by Pledgor attributable or chargeable to Pledgor as owner of the Collateral, and will reimburse Secured Party for all such reasonable expenses incurred by it with respect to the Collateral as provided in this Security Agreement prior to the termination of this Security Agreement and/or Secured Party’s assumption of the Pledged Equity Interests in Issuer in accordance with the terms hereof (the “Termination Date”). Pledgor shall pay all reasonable out-of-pocket expenses and shall reimburse Secured Party for any expenditures, including, without limitation, reasonable attorney’s fees and legal expenses, incurred or expended in connection with, the perfection, preservation, realization, enforcement and exercise of Secured Party’s rights, powers and remedies hereunder, or Secured Party’s reasonable protection of the Collateral and its security interests therein. Pledgor will indemnify and hold harmless Secured Party from and against, and reimburse it for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees) which may be imposed upon, 7 or incurred or paid by, it by reason of or in connection with any act performed or omitted to be performed hereunder, SAVE AND EXCEPT FOR SECURED PARTY’S AND/OR ITS AGENTS', EMPLOYEES' AND CONTRACTORS' WILLFUL MISCONDUCT OR NEGLIGENCE. Any amount to be paid hereunder by Pledgor to Secured Party shall be a demand obligation owing by Pledgor to Secured Party and due from Pledgor to Secured Party within ten (10) business days after written demand therefor, after which time such amounts shall bear interest from the date of demand for reimbursement of such expenditure by Secured Party until paid at the Interest Rate under the Loan Agreement (or at the Default Rate under the Loan Agreement upon the occurrence and during the continuance of an Event of Default), and in all events such amounts shall be a part of the Indebtedness and shall be secured by this Security Agreement. 6.6 In the event of the enactment after the Effective Date of any law of the State of Maryland or any other state having jurisdiction of any of the parties hereto or of the Collateral, that (i) imposes upon Secured Party the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Pledgor, or (ii) changes in any way the laws relating to the taxation of security agreements or debts secured by security agreements or the Secured Party’s interest in the property covered thereby or the manner of collection of such taxes so as to adversely affect this Security Agreement, the Indebtedness or Secured Party (clauses (i) and (ii) collectively, “Increased Expenses”), then, and in any such event to the extent such Increased Expenses arose or accrued prior to the Termination Date, Pledgor, within thirty (30) days after written demand therefor, shall pay all such taxes, assessments, charges or liens resulting therefrom, or reimburse Secured Party therefor to the extent any such expenses were incurred by Secured Party with respect thereto; provided, however, that if, in the reasonable opinion of counsel for Secured Party: (i) it might be unlawful to require Pledgor to make such payment; or, (ii) the making of such payment might result in the imposition of interest beyond the maximum rate permitted under applicable law, then and in such event, Secured Party may elect, by notice in writing given to Pledgor, to declare all of the Indebtedness to be and become due and payable one hundred twenty (120) days from the giving of such notice. 6.7 If Pledgor fails to perform any act or to take any action which hereunder Pledgor is required to perform or take or to pay any money which Pledgor is required to pay hereunder, and same constitutes an Event of Default that remains uncured, Secured Party, in Pledgor’s name or in its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money and any expenses so incurred by Secured Party and any money so paid by Secured Party shall be a demand obligation owing by Pledgor and shall bear interest from the date of making demand for reimbursement of such payment until paid at the Default Rate under the Loan Agreement and shall be a part of the Indebtedness and shall be secured by this Security Agreement and by any other instrument securing the Indebtedness and Secured Party, upon making such payment, shall be subrogated to all of the rights of the Person, corporation or body politic receiving such payment. 8 6.8 Pledgor shall execute and deliver such documents as Secured Party reasonably deems necessary to create, perfect and continue the security interests contemplated hereby. 6.9 Pledgor shall not change its chief place of business or the location of Pledgor’s records concerning the Collateral without first giving Secured Party prompt written notice following such change of the address to which Pledgor is moving its chief place of business and/or said records. 6.10 Pledgor shall not change its jurisdiction of organization without the prior written consent of Secured Party, which consent shall not be unreasonably withheld or delayed. 6.11 Pledgor shall not (and shall not permit or allow Issuer to), without first obtaining the prior written consent of Secured Party: (a) enter into any side letters or other agreements with respect to distributions or payments pertaining to or arising from the Pledged Equity Interests or any other the stock or equity interests in Issuer; (b) amend (or consent to an amendment of) the current operating agreement or company agreement of Issuer; (c) permit the issuance of additional stock or equity interests, whether preferred, common or otherwise, in Issuer; or (d) consent to, authorize or allow the Pledged Equity Interests to be certificated. 6.12 If Issuer desires to convert to any other type of entity (corporation, limited partnership, etc.) and/or if Issuer desires to change its state of organization, Pledgor shall: (a) give Secured Party prompt written notice thereof in advance such conversion or change and obtain Secured Party’s prior written consent thereto; (b) as a condition precedent to such conversion or change, execute and deliver to Secured Party a pledge and security agreement (in form and content substantially similar to this Security Agreement) whereby the Collateral provided in this Security Agreement shall either be updated (if Issuer changes its state of domicile) or replaced with comparable collateral, as determined by Secured Party in its sole discretion (if Issuer is converted to any other type of entity); and (c) provide Issuer’s written consent to any of the actions set forth in item (b) above (with such written consent to be substantially in the same form of consent Issuer delivered to Secured Party on or about the Effective Date of this Security Agreement, unless otherwise agreed by Secured Party) to the extent required pursuant to the governing formation agreement of Issuer. ARTICLE 7 Authorizations to Secured Party Pledgor authorizes Secured Party either before or after revocation of such authorization, without notice or demand and without affecting Pledgor’s liability hereunder, from time to time during the continuation of an Event of Default to: (i) realize upon the Collateral and apply the Collateral or the Proceeds thereof toward the payment of the Indebtedness in the order provided under the Loan Agreement, and otherwise in the order determined by Secured Party, in its sole and absolute discretion; and (ii) apply payments received by Secured Party from Pledgor to any Indebtedness of Borrowers to

9 Secured Party in accordance with the order provided under the Loan Agreement and otherwise in such order as Secured Party shall determine in its sole and absolute discretion, and Pledgor hereby waives any provision of law regarding application of payments which specifies otherwise. ARTICLE 8 Powers of Secured Party During the continuation of an Event of Default, Pledgor shall be deemed to have appointed Secured Party its true and lawful agent and attorney-in-fact (with full power of substitution) to perform any of the following powers, which powers are coupled with an interest, are irrevocable until the termination of this Security Agreement as provided herein or until such Event of Default is cured to the satisfaction of Secured Party, and may be exercised from time to time by Secured Party’s officers and employees, or any of them: (a) to perform any obligation of Pledgor hereunder in Pledgor’s name or otherwise; (b) to notify any Person, including Issuer, obligated on any security, instrument or other document subject to this Security Agreement of Secured Party’s rights hereunder; (c) to collect by legal proceedings or otherwise all the Collateral; (d) to exercise all rights, powers and remedies which Pledgor would have, but for this Security Agreement, with respect to the Collateral; and (e) to do all acts and things and execute all documents in the name of Pledgor or otherwise, deemed by Secured Party as necessary, proper or necessary in connection with the perfection, preservation, realization, enforcement or exercise of its rights, powers and remedies hereunder. To effect the purposes of this Security Agreement during the continuance of an Event of Default or otherwise upon the written instruction of Pledgor, Secured Party may cause any Collateral to be transferred to Secured Party’s name or the name of Secured Party’s nominee or designee. ARTICLE 9 Event of Default The occurrence of any one or more of the following shall constitute an event of default (an “Event of Default”) under this Security Agreement: (a) Monetary. Pledgor's failure to pay (or cause to be paid) any sums payable under this Security Agreement within the time period prescribed herein or, if no time period is provided, within ten (10) days after the same is due and payable; (b) Performance of Obligations. Except for those obligations and failures addressed and governed by item (a) above, Pledgor's failure to perform (or cause to be performed) any other obligation under this Security Agreement within fifteen (15) days following the earlier of (i) Pledgor’s actual knowledge thereof or (ii) written notice thereof from Secured Party; (c) Sequestration or Attachment. The sequestration or attachment of (or any levy or execution upon) any portion of the Collateral, which sequestration, 10 attachment, levy or execution is not released, expunged or dismissed within thirty (30) business days from such event; (d) Representations and Warranties. The failure of any representation or warranty of Pledgor in this Security Agreement to be true and correct (or the failure in any written instruments or certifications required to be delivered by Pledgor to Secured Party in accordance with this Security Agreement to be true and correct); (e) Voluntary Bankruptcy; Insolvency; Dissolution. (i) the filing of a petition by Pledgor and/or Issuer for relief under the United Stated Bankruptcy Code or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) a general assignment by Pledgor and/or Issuer for the benefit of creditors; or (iii) Pledgor and/or Issuer applying for the appointment of a receiver, trustee, custodian or liquidator of Pledgor and/or Issuer or Issuer or any of its property (including the Collateral); (f) Involuntary Bankruptcy. (i) the filing of any pleading or an answer by Pledgor and/or Issuer in any involuntary proceeding under the United States Bankruptcy Code or other debtor relief law which admits the petition's material allegations regarding Pledgor's and/or Issuer’s, as applicable, insolvency; or (ii) the failure of Pledgor and/or Issuer to effect a full dismissal of any involuntary petition under the United States Bankruptcy Code or under any other debtor relief law that: (A) is filed against Pledgor and/or Issuer, as applicable, or (B) in any way restrains or limits Pledgor or Secured Party regarding any of the Collateral prior to the earlier of the entry of any court order granting relief sought in such involuntary petition or sixty (60) days following the date of filing of such involuntary petition; (g) Loss of Priority. The failure at any time of this Security Agreement to be a valid first lien and security interest upon any of the Collateral as a result of any direct actions of Pledgor; or (h) Default Under the Other Loan Documents. An “Event Default” (as defined therein) occurs under any of the other Loan Documents. ARTICLE 10 Remedies 10.1 Upon the occurrence of an Event of Default and during the continuation thereof, Secured Party may exercise Secured Party’s rights of enforcement under the Maryland Uniform Commercial Code or the Uniform Commercial Code of any other State, if determined to govern the rights and remedies of Secured Party (as applicable, the “UCC”). 10.2 In addition to the above, during the continuance of an Event of Default, Secured Party shall have and may exercise all other rights conferred by law or under the Loan Documents and may resort to any remedy existing at law or in equity for the collection of the Indebtedness and for the enforcement of the covenants and 11 agreements contained herein, and the resort to any such remedy shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies permitted hereby. 10.3 The rights granted hereunder are cumulative of any and all other security now or hereafter held by Secured Party or other holder for payment of the Indebtedness and Secured Party may resort to any security now or hereafter existing for the payment of the Indebtedness in such portions and in such order as may seem best to Secured Party to exercise to the extent permitted by the Loan Documents and, to the extent of the Loan Documents, no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. ARTICLE 11 General Provisions 11.1 Upon the earlier of (the payment in full of all of the Indebtedness, the security interests evidenced hereby or provided for herein shall automatically terminate and Secured Party shall promptly take all steps necessary to release, at the expense of Pledgor, the security interest evidenced hereby, including Secured Party’s execution of any documents reasonably requested by Pledgor to evidence such termination, and Secured Party shall cause the Collateral then held as such by Secured Party to become free and clear of such security interests. 11.2 Secured Party may remedy any Event Default in any manner without waiving the Event of Default remedied and may waive any Event of Default without waiving any prior or subsequent Event of Default. No modification or waiver of any provision of this Security Agreement nor consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall in and of itself entitle Pledgor to any other or further notice of demand in similar or other circumstances. 11.3 A carbon, photographic or other reproduction of this Security Agreement or of any financing statement relating to this Security Agreement shall be sufficient as a financing statement. Further, Pledgor authorizes Secured Party to execute and file, without further permission or signature of or notice to Pledgor, any financing statements, amendments thereto or continuations thereof as are deemed necessary or appropriate in Secured Party’s sole discretion and in such jurisdictions as deemed appropriate by Secured Party, and as may be required or allowed by applicable laws, all in order to perfect and protect the priority of its security interests in the Collateral granted herein. 11.4 Secured Party may upon written notice to Pledgor assign this Security Agreement so that the assignee shall be entitled to the rights and remedies of Secured Party hereunder and in the event of such assignment, Pledgor will assert no claims or 12 defenses it may have against such assignee except arising from this Security Agreement or the obligations secured hereby. 11.5 All notices, demands, or other communications under this Security Agreement shall be in writing and shall be delivered to the appropriate party at the address set forth in the preamble paragraph of this Security Agreement (subject to change from time to time by written notice to all other parties to this Security Agreement). All communications shall be deemed served upon delivery of same, or if mailed, upon the first to occur of receipt or the expiration of two (2) business days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of Pledgor or Secured Party at the address specified; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. 11.6 The terms, provisions, covenants, and conditions hereof shall be binding upon and inure to the benefit of Pledgor and its respective heirs, devisees, representatives, successors, substitutes and assigns and shall be binding upon and inure to the benefit of Secured Party and its successors and assigns. All references in this Security Agreement to Pledgor and Secured Party shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns. 11.7 A determination that any provision of this Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Security Agreement to any Person or circumstances is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any others Persons or circumstances. 11.8 Within this Security Agreement, words of any gender shall be held and construed to include any other gender, and words in singular number shall be held and construed to include the plural, unless the context otherwise requires. 11.9 Venue for any cause of action hereunder shall be determined in accordance with the Loan Documents. 11.10 Secured Party, by its acceptance hereof, does not become a grantor, trustee or beneficiary of Pledgor (substitute or otherwise), and in no event shall Secured Party be liable for any of the debts, obligations or liabilities of the Pledgor, or the respective grantors, trustees or beneficiaries thereof, nor is Secured Party liable for any contributions to the Pledgor. 11.11 The obligations of Pledgor hereunder shall not be modified, changed, released, limited or impaired in any manner whatsoever on account of any or all of the following: (a) recovery from any other Person or entity becomes barred by any statute of limitations or is otherwise prevented; (b) any defenses, set-offs or counterclaims which may be available to any other Person or entity; (c) any release of any guarantor

13 or any other Person (other than Pledgor) primarily or secondarily liable for the payment of the Indebtedness or any part thereof; (d) any modifications, extensions, amendments, consents, releases or waivers with respect to the Loan Documents, or this Security Agreement, except to the extent such modifications, extensions, amendments, consents, releases or waivers with respect to the Loan Documents, or this Security Agreement specifically modify, change, release or limit the obligations of Pledgor hereunder; or (e) any failure of Secured Party to give any notice to Pledgor of any Event of Default under this Security Agreement. 11.12 Time is of the essence of this Security Agreement. 11.13 The liability and obligations of Pledgor hereunder shall not be affected or impaired by any failure or delay by Secured Party in enforcing any of the Loan Documents or this Security Agreement or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, modification or disposition of any security therefor. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Secured Party, at any time, to resort for payment to any other security or other rights and remedies, and Secured Party shall have the right to enforce this Security Agreement irrespective of whether or not other proceedings or actions are pending or being taken seeking resort to or realization upon or from any of the foregoing. 11.14 This Security Agreement shall be governed by and construed in accordance with the laws of the State of Maryland exclusive of its conflict of laws principles. 11.15 TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO CLAIM MAY BE MADE BY PLEDGOR, OR ANY OTHER PERSON, AGAINST SECURED PARTY OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY OTHER THAN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS SECURITY AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND PLEDGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED OR WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. 11.16 THIS SECURITY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF PLEDGOR AND SECURED PARTY AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF PLEDGOR AND SECURED PARTY. THERE ARE NO ORAL 14 AGREEMENTS BETWEEN PLEDGOR AND SECURED PARTY. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by the parties thereto in writing. (Signatures Commence on Following Page) IN WITNESS WHEREOF, this Security Agreement is executed to be effective as of the Effective Date. PLEDGOR SOR PORT HOLDINGS, LLC, a Maryland limited liability company By: SOR X ACQUISITION Ill, LLC, a Delaware limited liability company, its sole member By: PACIFIC OAK SOR EQUITY HOLDINGS X LLC, a Delaware limited liability company, its sole member By: PACIFIC OAK SOR (BVI) HOLDINGS, LTD., a British Virgin Islands company limited by shares, its sole member By: PACIFIC OAK STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder By: PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner By: Name: Ryan Schluttenhof Title: Chief Accounting Officer “| The undersigned acknowledges and consents to this Security Agreement being executed by Pledgor in favor of Secured Party as collateral for the Loan Agreement. PACIFIC OAK RESIDENTIAL TRUST, INC.., a Maryland real estate investment trust By: Name: Michael S. Gough Title: Chief Executive Officer and President (Signature Page to Pledge and Security Agreement) IN WITNESS WHEREOF, this Security Agreement is executed to be effective as of the Effective Date. PLEDGOR SOR PORT HOLDINGS, LLC, a Maryland limited liability company By: SOR X ACQUISITION Ill, LLC, a Delaware limited liability company, its sole member By: PACIFIC OAK SOR EQUITY HOLDINGS X LLC, a Delaware limited liability company, its sole member By: PACIFIC OAK SOR (BVI) HOLDINGS, LTD., a British Virgin Islands company limited by shares, its sole member By: PACIFIC OAK STRATEGIC OPPORTUNITY LIMITED PARTNERSHIP, a Delaware limited partnership, its sole shareholder By: PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC., a Maryland corporation, its sole general partner By: Name: Ryan Schluttenhofer Title: Chief Accounting Officer The undersigned acknowledges and consents to this Security Agreement being executed by Pledgor in favor of Secured Party as collateral for the Loan Agreement. PACIFIC OAK RESIDENTIAL TRUST, INC., a Maryland real estate investment trust By: Decbud A AMugl Name: Michael S. Gough Title: Chief Executive Officer and President (Signature Page to Pledge and Security Agreement)